UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2006
Horizon Offshore, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-16857 (Commission File Number)	76-0487309 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
(713) 361-2600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Certificate of Amendment to Amended Certificate of Incorporation
Specimen of Common Stock Certificate
Amendment to 2005 Stock Incentive Plan
Form of Director Stock Option Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement
     On January 12, 2006, the stockholders of Horizon Offshore, Inc. (the “Company”) approved an amendment to the Company’s 2005 Stock Incentive Plan (the “Plan”). This amendment provides the Company’s non-employee directors the opportunity to participate in the Plan. The full text of the amendment to the Plan (the “Amendment”) is included as Appendix A to the Company’s information statement on Schedule 14C filed on March 21, 2006.
     On April 12, 2006, in accordance with the terms of the Plan, as amended, the Company granted stock options to purchase 250,000 shares (before giving effect to the reverse stock split described under Item 8.01) of the Company’s common stock, to its four non-employee directors, John T. Mills, Ken R. LeSuer, Charles O. Buckner and Raymond L. Steele. These options have an exercise price equal to the fair market value of the common stock on the date of grant, and vest one year from the date of grant.
     A copy of the Amendment and a form of Director Stock Option Agreement for grants made to directors under the Plan are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 12, 2006, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, effective as of this date. The Certificate of Amendment effects a one-for-twenty-five (1-for-25) reverse stock split of the Company’s issued and outstanding common stock as of the close of business on the date thereof and reduces the Company’s authorized common stock of the Company from 1,500,000,000 shares to 100,000,000 shares.
     A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.
Item 8.01. Other Events.
     On April 12, 2006, the Company issued a press release announcing the effectiveness of its previously disclosed one-for-twenty-five (1-for-25) reverse stock split. As a result of the reverse stock split, on April 13, 2006, the Company’s common stock began trading on an as-adjusted basis under the Company’s new trading symbol, HRZO.OB.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Horizon Offshore, Inc.

4.1	Specimen of Common Stock Certificate

10.1	Amendment to Horizon Offshore, Inc.’s 2005 Stock Incentive Plan

10.2	Form of Director Stock Option Agreement

99.1	Press release issued by Horizon Offshore, Inc., dated April 12, 2006

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON OFFSHORE, INC.

By:	/s/ Ronald D. Mogel

Ronald D. Mogel
Vice President and Chief Financial Officer
Date: April 17, 2006

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EXHIBIT INDEX
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Horizon Offshore, Inc.

4.1	Specimen of Common Stock Certificate

10.1	Amendment to Horizon Offshore, Inc.’s 2005 Stock Incentive Plan

10.2	Form of Director Stock Option Agreement

99.1	Press release issued by Horizon Offshore, Inc., dated April 12, 2006

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